UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2008

CHINA CARBON GRAPHITE GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-114564	98-0550699
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

c/o Xinghe Xingyong Carbon Co., Ltd.
787 Xicheng Wai
Chengguantown
Xinghe County
Inner Mongolia, China
Telephone: (86) 474-7209723
(Address of principal executive offices)

Copies to:
Asher S. Levitsky PC
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 981-6767
Fax: (212) 930 - 9725
E-mail: alevitsky@srff.com

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On October 14, 2008, the board of directors of China Carbon Graphite Group, Inc. (the “Company”) (i) dismissed Bernstein & Pinchuk LLP (“Bernstein & Pinchuk”), as its registered independent accounting firm, and (ii) selected Yu and Associates CPA Corporation (“YACC”) to serve as the Company’s independent registered accounting firm for the year ending December 31, 2008.

Our consolidated financial statements at March 31, 2008, June 30, 2008, and December 31, 2007, for the period of January 1, 2008 through March 31, 2008, and June 30, 2008 and the year ended December 31, 2007, respectively, were audited by Bernstein & Pinchuk. During the Company’s two most recent fiscal years and any subsequent interim period through the date of dismissal, there were no disagreements with Bernstein & Pinchuk on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bernstein & Pinchuk, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

The Company has provided Bernstein & Pinchuk with a copy of the disclosures in this Form 8-K prior to the filing of these disclosures and has requested that Bernstein & Pinchuk furnish a letter addressed to the Securities and Exchange Commission stating whether or not Bernstein & Pinchuk agrees with the statements made herein above and, if not, stating in which respects Bernstein & Pinchuk does not agree. The Company will file an amendment to this Report to file as an exhibit a copy of the requested letter from Bernstein & Pinchuk upon receipt.

During the two most recent fiscal years and through the date of our engagement with YACC, we did not consult with YACC regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)).

Prior to engaging YACC, YACC did not provide our company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our independent registered public accounting firm from Bernstein & Pinchuk.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA CARBON GRAPHITE GROUP, INC. (Registrant)

Date: October 21, 2008	By:	/s/ Donghai Yu
Donghai Yu
Chief Financial Officer